SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                                (Amendment no. 1)


Filed by the Registrant                      [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                            Lynx Therapeutics, Inc.
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)


  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
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[ ]   Check box if any part of the fee is offset as  provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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


                             LYNX THERAPEUTICS, INC.
                              3832 Bay Center Place
                            Hayward, California 94545

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 1998

TO THE STOCKHOLDERS OF LYNX THERAPEUTICS, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Lynx Therapeutics, Inc., a Delaware corporation (the "Company"), will be held on Monday, May 18, 1998 at 1:00 p.m., local time, at the Company's principal executive offices, located at 3832 Bay Center Place, Hayward, California 94545, for the following purposes:

         1. To elect directors to serve for the ensuing year and until their successors are elected.

         2. To approve the Company's 1992 Stock Option Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 600,000 shares and to add provisions with respect to Section 162(m) of the Internal Revenue Code of 1986, as amended.

         3. To approve the Company's 1998 Employee Stock Purchase Plan.

         4. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 1998.

         5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on March 23, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                              By Order of the Board of Directors


                                              Edward C. Albini,
                                              Secretary

Hayward, California
April 13, 1998


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ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.  WHETHER
OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE,  DATE, SIGN AND RETURN
THE   ENCLOSED   PROXY  AS   PROMPTLY  AS  POSSIBLE  IN  ORDER  TO  ENSURE  YOUR
REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.
--------------------------------------------------------------------------------

                              LYNX THERAPEUTICS, INC.
                              3832 Bay Center Place
                            Hayward, California 94545

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 18, 1998


                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed proxy is solicited on behalf of the Board of Directors of Lynx Therapeutics, Inc., a Delaware corporation ("Lynx" or the "Company"), for use at the Annual Meeting of Stockholders to be held on May 18, 1998, at 1:00 p.m., local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's principal executive office, 3832 Bay Center Place, Hayward, California. The Company intends to mail this proxy statement and accompanying proxy card on or about April 13, 1998, to all stockholders entitled to vote at the Annual Meeting.

Solicitation

         The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

         Only holders of record of Common Stock, Series B preferred stock, Series C preferred stock, and Series D preferred stock at the close of business on March 23, 1998, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 23, 1998, the Company had outstanding and entitled to vote 6,098,068 shares of Common Stock, and 332,288 shares of Series B preferred stock, 123,299 shares of Series C preferred stock and 40,000 shares of Series D preferred stock, each share of which is presently convertible into ten shares of Common Stock. The holders of Common Stock, Series B preferred stock, Series C preferred stock, and Series D preferred stock will vote together as a class (on an as-if-converted to Common Stock basis) on each proposal described in this Proxy Statement. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. Each holder of record of Series B preferred stock, Series C preferred stock, and Series D preferred stock on such date will be entitled to ten votes for each share held on all matters to be voted upon at the Annual Meeting.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Revocability of Proxies

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 3832 Bay Center Place, Hayward, California 94545, a written notice of revocation or a duly executed proxy bearing a


                                       2.

later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Stockholder Proposals

         Proposals of stockholders that are intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company not later than December 14, 1998, in order to be included in the proxy statement and proxy relating to that Annual Meeting.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         There are six nominees for the six Board positions presently authorized in the Company's By-laws. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company.

         Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

         Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.


             MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMEND A VOTE
                         IN FAVOR OF EACH NAMED NOMINEE.

Nominees

         The names of the  nominees and certain  information  about them are set forth below:
                                                     Principal Position                                Director
                    Name                             with the Company                      Age           Since
         --------------------------------            ----------------                      ---           -----
         Sam Eletr, Ph.D.                            Chairman of the Board and             58            1992
                                                       Chief Executive Officer
         William K. Bowes, Jr.(1)                    Director                              71            1994
         Sydney Brenner, M.B., D. Phil.              Director                              70            1993
         James C. Kitch(1)                           Director                              50            1993
         Kathleen D. La Porte(2)                     Director                              36            1994
         Craig C. Taylor(2)                          Director                              47            1994

         --------------------------------
         (1)      Member of the Audit Committee
         (2)      Member of the Compensation Committee


         Dr. Eletr has served as Chairman of the Board of the Company since February 1992 and resumed the position of Chief Executive Officer of the Company in November 1996, a position he held from February 1992 through January 1996. In 1981, Dr. Eletr founded Applied Biosystems, Inc., ("ABI") a manufacturer of instruments and consumables for life science research and related applications, now a wholly-owned subsidiary of Perkin Elmer Corporation, and served as Chairman of the Board of Directors and in various executive positions at ABI from its inception until March 1987. Dr. Eletr acted as a consultant to ABI from September 1990 until July 1992, during which time he undertook to assume the leadership of the Company.


                                       3.

         Mr. Bowes has served as a director of the Company since March 1994. He has been a general partner of U.S. Venture Partners, a venture capital partnership, since 1981. He currently serves as a director of Amgen, Inc., a biotechnology company, AMCC, an integrated circuit company, XOMA Corporation, a biotechnology company, and one U.S. Venture Partners' privately owned portfolio company.

         Dr. Brenner has served as a director of the Company since October 1993. In July 1996, he was appointed the Director and President of The Molecular Sciences Institute, a non-profit research institute in Berkeley, California. In September 1996, he retired from his position of Honorary Professor of Genetic Medicine, University of Cambridge Clinical School. From 1986 to his retirement in 1991, Dr. Brenner directed the Medical Research Council Unit of Molecular Genetics. He was a member of the Scripps Research Institute in La Jolla, California until December 1994.

         Mr. Kitch has served as a director of the Company since February 1993 and Secretary of Lynx from February 1992 to December 1997. He was a director of ABI, Lynx's predecessor, from August 1986 to February 1993. He is a partner at Cooley Godward LLP, a law firm which has provided legal services to the Company.

         Ms. La Porte has served as a director of the Company since March 1994. She is a general partner of the Sprout Group, the venture capital affiliate of Donaldson, Lufkin and Jenrette. From 1987 to 1993, Ms. La Porte was a principal at Asset Management Company. She currently serves as a director of Onyx Pharmaceuticals, Inc., a biotechnology company, Fem Rx, Inc., a medical device company, and several private companies.

         Mr. Taylor has served as a director of the Company since March 1994 and as Acting Chief Financial Officer from July 1994 to April 1997. He has been active in venture capital since 1977 when he joined Asset Management Company. He is a general partner of AMC Partners 89 L.P., which serves as the general partner of Asset Management Associates 1989 L.P., a private venture capital partnership. He currently serves as a director of Metra BioSystems, Inc., a biotechnology company, Pharmacyclics, Inc., a biotechnology company, and several private companies.

Board Committees and Meetings

         During the calendar year ended December 31, 1997, the Board of Directors held seven meetings. The Board has an Audit Committee and a Compensation Committee. The Board does not have a standing Nominating Committee.

         The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements, recommends to the Board the independent auditors to be retained, and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of Messrs. Bowes and Kitch. It met one time during such calendar year.

         The Compensation Committee reviews and recommends salaries for officers and key employees. The Compensation Committee also serves as the Stock Option Committee for the 1992 Stock Option Plan for the employees of the Company and in that capacity approves employee stock option grants. The Compensation Committee is composed of two non-employee directors: Ms. La Porte and Mr. Taylor.

         During the calendar year ended December 31, 1997, each Board member attended 80% or more of the aggregate of the meetings of the Board and of the committees on which he or she served, held during the period for which he or she was a director or committee member, respectively.


                                       4.

                                   PROPOSAL 2

             APPROVAL OF AN AMENDMENT TO THE 1992 STOCK OPTION PLAN


         In July 1992, the Board of Directors of the Company (the "Board") adopted, and the stockholders subsequently approved, the Company's 1992 Stock Option Plan (the "1992 Plan"). As a result of a series of amendments, there are 3,400,000 shares of the Company's Common Stock (the "Common Stock") authorized for issuance under the 1992 Plan. In May 1996, the Board adopted, and the stockholders subsequently approved, an amendment to the 1992 Plan to extend the term of the 1992 Plan until March 2006. At February 28, 1998, options covering an aggregate of 3,053,255 shares, less canceled shares, of the Common Stock had been granted under the 1992 Plan, and approximately 346,745 shares remained available for future grants.

         In February 1998, the Board approved an amendment to the 1992 Plan, subject to stockholder approval, to enhance the flexibility of the Board in granting stock options to the Company's employees and consultants. The amendment increases the number of shares authorized for issuance under the 1992 Plan from a total of 3,400,000 shares to 4,000,000 shares. The Board adopted this amendment to ensure that the Company can continue to grant stock options to employees and consultants at levels determined appropriate by the Board.

         In February 1998, the Board also amended the 1992 Plan, subject to stockholder approval, generally to permit the Company, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), to continue to be able to deduct as a business expense certain compensation attributable to the exercise of stock options granted under the 1992 Plan. Section 162(m) denies a deduction to any publicly held corporation for certain compensation paid to specified employees in a taxable year to the extent that the compensation exceeds $1,000,000 for any covered employee. See "Federal Income Tax Information" below for a discussion of the application of Section 162(m). In light of the Section 162(m) requirements, the Board has amended the 1992 Plan, subject to stockholder approval, to include a limitation providing that no employee may be granted options under the 1992 Plan during a calendar year to purchase in excess of 500,000 shares of Common Stock. Previously, no such formal limitation was placed on the number of shares available for option grants to an employee. In addition, the 1992 Plan was amended, subject to stockholder approval, to provide that, in the Board's discretion, directors who grant options to covered employees generally will be "outside directors" as defined in
Section 162(m). For a description of this requirement, see "Administration."

         Stockholders are requested in this Proposal 2 to approve the 1992 Plan, as amended. If the Stockholders fail to approve this Proposal 2, options granted under the 1992 Plan after the annual meeting will not qualify as performance-based compensation and, in some circumstances, the Company may be denied a business expense deduction for compensation recognized in connection with the exercise of these stock options. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the 1992 Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

             MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMEND A VOTE
                             IN FAVOR OF PROPOSAL 2.


         The essential features of the 1992 Plan are outlined below:

General

         The 1992 Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the 1992 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the 1992 Plan are intended not qualify as incentive stock options under the Code. See "Federal Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.


                                       5.

Purpose

         The 1992 Plan was adopted to provide a means by which selected officers and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's employees and consultants are eligible to participate in the 1992 Plan.

Administration

         The 1992 Plan is administered by the Board. The Board has the power to construe and interpret the 1992 Plan and, subject to the provisions of the 1992 Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option.

         The 1992 Plan is administered by the Board unless and until the Board delegates administration to a committee composed of two or more Board members, all of the members of which committee may be non-employee directors (as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and/or outside directors (as such term is defined in the Treasury regulations promulgated under Section 162(m) of the
Code). If administration is delegated to a committee, such committee will have, in connection with the administration of the 1992 Plan, the powers possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the 1992 Plan, as may be adopted from time to time by the Board. The Board or the committee may delegate to a committee of one or more members of the Board the authority to grant options to eligible persons who are not then subject to Section 16 of the Exchange Act and/or who are either (i) not then employees covered by Code Section 162(m) and are not expected to be covered by
Section 162(m) at the time of recognition of income resulting from such option, or (ii) not persons with respect to whom the Company wishes to avoid the application of Section 162(m). The Board may abolish such committee at any time and revest in the Board the administration of the 1992 Plan. The Board has delegated administration of the 1992 Plan to the Compensation Committee of the Board. As used herein with respect to the 1992 Plan, the "Board" refers to the Compensation Committee as well as to the Board itself.

Eligibility

         Incentive stock options may be granted under the 1992 Plan only to selected key employees (including officers) of the Company and its affiliates. Selected key employees (including officers) and consultants are eligible to receive nonstatutory stock options under the 1992 Plan. Directors who are not salaried employees of or consultants to the Company or to any affiliate of the Company are not eligible to participate in the 1992 Plan.

         No option may be granted under the 1992 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than ten percent (10%) of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least one hundred ten percent (110%) of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 1992 Plan after 1986, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

Stock Subject to the 1992 Plan

         Subject to stockholder approval of this Proposal 2, an aggregate of 4,000,000 shares of Common Stock are authorized for issuance under the 1992 Plan. If options granted under the 1992 Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the 1992 Plan.


                                       6.

Terms of Options

         The following is a description of the permissible terms of options under the 1992 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

         Exercise Price; Payment. The exercise price of incentive stock options under the 1992 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than one hundred ten percent (110%) of such fair market value. The exercise price of nonstatutory options under the 1992 Plan may not be less than eighty-five percent (85%) of the fair market value of the Common Stock subject to the option on the date of the option grant. At February 27, 1998, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $14.875.

         The exercise price of options granted under the 1992 Plan must be paid either: (a) in cash at the time the option is exercised; (b) at the discretion of the Board, by delivery of other Common Stock of the Company or pursuant to a deferred payment arrangement, or (c) in any other form of legal consideration acceptable to the Board.

         Option Exercise. Options granted under the 1992 Plan may become exercisable ("vest") in cumulative increments as determined by the Board. Shares covered by options granted in the future under the 1992 Plan may be subject to different vesting terms. Options granted to date under the 1992 Plan typically vest in cumulative increments over a period of five years during the optionee's employment or service as a consultant. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 1992 Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested should the optionee leave the employ of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

         Term. The maximum term of options under the 1992 Plan is ten years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the 1992 Plan terminate three months after the optionee ceases to be employed by the Company or any affiliate of the Company, unless (a) the termination of employment is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within twelve (12) months of such termination; (b) the optionee dies while employed by the Company or any affiliate of the Company, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within eighteen (18) months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

Adjustment Provisions

         If any change is made in the stock subject to the 1992 Plan or subject to any option without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the 1992 Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the 1992 Plan pursuant to subsection 4(a) of the 1992 Plan and the maximum number of securities subject to award to any person pursuant to subsection 5(c) of the 1992 Plan, and outstanding options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding options. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)


                                       7.

Effect of Certain Corporate Events

         The 1992 Plan provides that, in the event of a specified type of merger or other corporate reorganization, to the extent permitted by law, any surviving corporation shall assume any options outstanding under the 1992 Plan or substitute similar options for those outstanding under such plan, or such outstanding options will continue in full force and effect. In the event that any surviving corporation refuses to assume or continue options outstanding under the 1992 Plan, or to substitute similar options, then such options shall be terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any options outstanding shall terminate if not exercised prior to such event.

Duration, Amendment and Termination.

         The Board may suspend or terminate the 1992 Plan without stockholder approval or ratification at any time. Unless sooner terminated, the 1992 Plan will terminate on March 11, 2006.

         The Board may also amend the 1992 Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 promulgated under the Exchange Act, or any Nasdaq or other securities exchange listing requirements. The Board may in its sole discretion submit any other amendment to the 1992 Plan for stockholder approval.

Restrictions on Transfer

         Under the 1992 Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, an incentive stock option may be exercised only by the optionee. A nonstatutory stock option is transferable to the extent provided in the option agreement. If the option agreement for a nonstatutory stock option does not provide for transferability, then the nonstatutory stock option is not transferable except by will or by the laws of descent and distribution and is exercisable during the lifetime of the optionee only by the optionee. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

Federal Income Tax Information

         Incentive Stock Options. Incentive Stock options under the 1992 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

         There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

         If an optionee holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term or mid-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss upon the disqualifying disposition will be a capital gain or loss which will be long-term, mid-term or short-term depending on how long the optionee held the stock. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the a disqualifying disposition occurs.


                                       8.

         Nonstatutory Stock Options. Nonstatutory stock options granted under the 1992 Plan generally have the following federal income tax consequences:

         There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of any tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term, mid-term or short-term depending on how long the optionee held the stock. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         Potential Limitation on Company Deductions. Section 162(m) of the Code which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

         Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.


                                 PR0PROPOSAL 3

                APPROVAL OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN


         In February 1998, the Board adopted the Company's 1998 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan authorizes the issuance of 200,000 shares of Common Stock pursuant to purchase rights granted to employees of the Company and is intended to be an "employee stock purchase plan" as defined in Section 423 of the Code.

         The Purchase Plan was adopted by the Board to provide a means by which employees of the Company and its affiliates will be given an opportunity to purchase stock in the Company, to assist in retaining the services of its employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         Stockholders are requested in this Proposal 3 to approve the Purchase Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the meeting will be required to approve the proposal. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this matter has been approved.


                                       9.

             MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMEND A VOTE
                             IN FAVOR OF PROPOSAL 3.



The essential features of the Purchase Plan are outlined below.

Purpose

         The purpose of the Purchase Plan is (i) to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, and (ii) to assist the Company in (a) securing the services of new employees, (b) retaining the services of existing employees, and (c) providing incentives for such persons to exert maximum efforts for the success of the Company. The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

Administration

         The Purchase Plan is administered by the Board which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any affiliate (defined in the Purchase Plan to mean any parent or subsidiary of the Company) shall be eligible to participate in the Purchase Plan. The Board has the power to delegate administration of the Purchase Plan to a committee of two or more Board members. The Board may abolish any such committee at any time and revest in the Board the administration of the Purchase Plan. As used herein with respect to the Purchase Plan, the "Board" refers to such committee as well as to the Board itself.

Stock Subject to Purchase Plan

         Subject to stockholder approval of this Proposal 3, an aggregate of 200,000 shares of Common Stock is authorized for issuance under the Purchase Plan. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Common Stock not purchased under such rights again become available for issuance under the Purchase Plan.

Offerings

         The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. Such offerings have a duration of 6 months. The initial offering is scheduled to commence on August 1, 1998, with a purchase date of January 31, 1999. As of February 28, 1998, no shares of the Common Stock had been purchased under the Purchase Plan.

Eligibility

         Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any affiliate designated from time to time by the Board) on the first day of an offering period is eligible to participate in that offering under the Purchase Plan, provided such employee has been in the continuous employ of the Company for such period of time preceding the first day of the offering period as shall be determined by the Board, which period must be in all cases less than two years. If, during the course of an offering, an employee satisfies the foregoing eligibility requirements, the Board may provide that such employee may participate in that offering.

         Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any affiliate (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.


                                      10.

Participation

         An eligible employee becomes a participant in the Purchase Plan by delivering to the Company, prior to the time set forth in the offering, an agreement authorizing payroll deductions of up to 10% (or such lower percentage as the Board may determine for a particular offering) of such employee's compensation during the offering.

Purchase Price

         The purchase price per share at which shares are sold in an offering under the Purchase Plan cannot be less than the lower of (i) 85% of the fair market value of a share of Common Stock on the date of commencement of the offering, or (ii) 85% of the fair market value of a share of Common Stock on the date of purchase.

Payment of Purchase Price; Payroll Deductions

         The purchase price of the shares is accumulated by payroll deductions over the offering period. A participant may increase, reduce, or commence such payroll deductions after the beginning of any offering period only as provided for in the offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company.

Purchase of Stock

         By executing an agreement to participate, an employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares which may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering were to exceed the maximum aggregate number, the Board would make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the offering period at the applicable price. See "Withdrawal."

Withdrawal

         While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by delivering to the Company a notice of withdrawal from the Purchase Plan, which will terminate his or her payroll deductions. Such withdrawal may be elected at any time prior to the end of the applicable offering, except as provided by the Board in the offering.

         Upon any withdrawal from an offering by the employee, at the election of such employee the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of stock on the employee's behalf during such offering and such employee's interest in the offering will be automatically terminated. An employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

Termination of Employment

         Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to the employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee) under the offering, without interest.

Restrictions on Transfer

         Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.


                                      11.

Duration, Amendment and Termination

         The Board may suspend, terminate or amend the Purchase Plan at any time.

         The Board at any time, and from time to time, may amend the Purchase Plan. However, any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board to the extent such amendment requires stockholder approval in order for the Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act or any Nasdaq or any other securities exchange listing requirements.

         Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the person to whom such rights were granted.

Adjustment Provisions

         If there is any change in the stock subject to the Purchase Plan or subject to any rights granted under the Purchase Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, change in corporate structure or otherwise), the Purchase Plan and rights outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such Purchase Plan and the class, number of shares and price per share of stock subject to such outstanding rights.

Effect of Certain Corporate Events

         In the event of a dissolution, liquidation or specified type of merger of the Company, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those outstanding under the Purchase Plan, (ii) such rights may continue in full force and effect or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing offering terminated.

Federal Income Tax Information

         Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code.

         A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. No other income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchased shares.

         If the stock purchased in an offering is sold (or otherwise disposed of) more than two years after the beginning of the offering and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (ii) the excess of the fair market value of the stock as of the beginning of the offering over the purchase price (determined as of the beginning of the offering) will be treated as ordinary income. Any further gain or any loss will be taxed as capital gain or loss.

         If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition, and the Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be long-term, mid-term or short-term depending on how long the stock has been held.

         There are no federal income tax consequences to the Company by reason of the grant or exercise of rights (i.e., purchase of stock) under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are


                                      12.

taxed as ordinary income to a participant by reason of a disposition before the expiration of the holding periods described above (subject to the requirement of reasonableness and a tax reporting obligation).


                                   PROPOSAL 4

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS


         The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1998 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since its inception in 1992. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

             MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMEND A VOTE
                             IN FAVOR OF PROPOSAL 4.


                                      13.

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Common Stock (on an as-if  converted  basis) as of February 28,
1998, by (i) each  stockholder  who is known by the Company to own  beneficially more than 5% of the Common Stock (on an as-if converted basis);  (ii) each Named
Executive Officer of the Company listed on the Summary Compensation Table below;
(iii)  each  director  of the  Company;  and (iv) all  directors  and  executive officers  of the  Company as a group.  All Series D  preferred  stock is held by
Hoechst  Marion  Roussel as  reflected in the Common Stock table and as noted in footnote (10).
                                                                            Series B                 Series C
Name and Address                             Common Stock(1)           Preferred Stock(1)       Preferred Stock(1)
of Beneficial Owners                      Number     Percent(2)        Number   Percent(2)     Number     Percent(2)
--------------------                      ------     ----------        ------   ----------     ------     ----------
Entities affiliated with
     U.S. Venture Partners IV, L.P.(3)    730,000      10.9%           50,000      15.0%       23,000        18.7%
     2180 Sand Hill Road, Suite 300
     Menlo Park, CA  94025

Entities affiliated with the
     Sprout Group(4)                      729,980      10.9%           49,999      15.0%       22,999        18.7%
     3000 Sand Hill Road
     Building 4, Suite 270
     Menlo Park, CA  94025

Cannon Street Fund Ltd.                   565,000       8.7%           40,000      12.0%       16,500        13.4%
     c/o Meridian Venture Group
     R.R. Box 272
     Charlottesville, VA  22314

Biotechnology Investments Limited         545,000       8.4%           40,000      12.0%       14,500        11.8%
     c/o Old Court Limited
     P.O. Box 58
     St. Julian's Court
     St. Peter Port
     Guernsey, Channel Islands

Entities affiliated with
     INVESCO Trust Company(5)             522,500       8.8%               --        N/A           --          N/A
     7800 East Union Avenue
     Denver, CO  80237

Entities affiliated with
     WPG-Farber, Present Fund LLP(6)      505,000       8.4%               --        N/A           --          N/A
     c/o Weiss, Peck & Greer, L.L.C.
     One New York Plaza
     New York, NY  10004

Lombard Odier & Cie(7)                    490,000       8.2%               --        N/A           --          N/A
     11 Rue de la Corraterie
     1204 Geneva, Switzerland

Entities affiliated with
     Mehta and Isaly(8)                   450,000       7.6%               --        N/A           --          N/A
     41 Madison Avenue
     New York, NY  10010


                                                           14.

                                                                            Series B                 Series C
Name and Address                             Common Stock(1)           Preferred Stock(1)       Preferred Stock(1)
of Beneficial Owners                      Number     Percent(2)        Number   Percent(2)     Number     Percent(2)
--------------------                      ------     ----------        ------   ----------     ------     ----------

Singapore Bio-Innovations Pte, Ltd.       420,000       6.6%           42,000      12.6%           --          N/A
     250 North Bridge Road
     24-00 Raffles City Tower
     Singapore  0617

Entities affiliated with
     Partech International(9)             415,000       6.7%           15,000       4.5%       15,000        12.2%
     101 California Ave., Suite 3150
     San Francisco, CA  94111

Hoechst Marion Roussel(10)                400,000       6.3%               --        N/A           --          N/A
     10236 Marion Park Drive
     Kansas City, MO  64137-1405

Entities affiliated with
     The Tisch Family(11)                 400,000       6.7%               --        N/A           --          N/A
     667 Madison Avenue
     New York, NY  10021

Asset Management Associates               360,000       5.7%           36,000      10.8%           --          N/A
  1989 L.P.(12)
     2275 East Bayshore Rd., #150
     Palo Alto, CA  94303

Chiron Corporation                        300,000       5.1%               --        N/A           --          N/A
     4360 Horton Street
     Emeryville, CA  94608

Sam Eletr, Ph.D.(13)                      463,759       7.5%               --        N/A           --          N/A
     Lynx Therapeutics, Inc.
     3832 Bay Center Place
     Hayward, CA  94545

William K. Bowes, Jr.(14)                 747,721      11.2%           50,000      15.0%       23,000        18.7%
     U.S. Venture Partners IV, L.P.
     2180 Sand Hill Road, Suite 300
     Menlo Park, CA  94025

Sydney Brenner, M.D., D. Phil.(15)        287,375       4.3%               --        N/A           --          N/A

Timothy G. Geiser(16)                     160,327       2.6%               --        N/A           --          N/A

James C. Kitch(17)                         17,818         **              700         **          300           **

Kathleen D. La Porte(4)                   729,980      10.9%           49,999      15.0%       22,999        18.7%
     Sprout Group
     3000 Sand Hill Road
     Building 4, Suite 270
     Menlo Park, CA  94025

Stephen C. Macevicz, Ph.D.(18)            106,151       1.8%               --        N/A           --          N/A

Karoly Nikolich, Ph.D.(19)                100,000       1.7%               --        N/A           --          N/A


                                                          15.


                                                                            Series B                 Series C
Name and Address                             Common Stock(1)           Preferred Stock(1)       Preferred Stock(1)
of Beneficial Owners                      Number     Percent(2)        Number   Percent(2)     Number     Percent(2)
--------------------                      ------     ----------        ------   ----------     ------     ----------

Craig C. Taylor(20)                       371,497       5.9%           36,000      10.8%        1,000           **
     Asset Management Associates
       1989 L.P.
     2275 East Bayshore Rd., #150
     Palo Alto, CA  94303

Gerald Zon, Ph.D.(21)                     160,806       2.6%               --        N/A           --          N/A

All directors and officers              3,195,434      38.1%          136,699      41.1%       47,299        38.4%
     as a group (11 persons)(22)

**Less than one percent.

 (1) Except as otherwise noted, and subject to community property laws where applicable, each person or entity named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by him, her or it. Beneficial ownership of Common Stock reflects beneficial ownership of Series B preferred stock and Series C preferred stock as set forth in the table, and Series D preferred stock with respect to Hoechst Marion Roussel, as set forth in footnote (10).

 (2) Percentage of beneficial ownership is based on 5,940,269 shares of Common Stock, 332,288 shares of the Company's Series B preferred stock, 123,299 shares of the Company's Series C preferred stock and 40,000 shares of the Company's Series D preferred stock outstanding as of February 28, 1998, except as otherwise noted in the footnotes. The Series B, Series C and Series D preferred stock converted into Common Stock on a ten-for-one basis on March 31, 1998. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of February 28, 1998, are deemed outstanding for computing the percentage of the person holding such option but are not deemed outstanding for computing the percentage of any other person.

 (3) Includes 50,000 shares of Series B preferred stock and 23,000 shares of Series C preferred stock held by entities affiliated with U.S. Venture Partners IV, L.P. ("U.S.V.P. IV"). Mr. Bowes, a director of the Company, is a general partner of Presidio Management Group IV, the general partner of U.S.V.P. IV. Mr. Bowes shares the power to vote and control the disposition of shares held by U.S.V.P. IV and therefore may be deemed to be the beneficial owner of such shares. Mr. Bowes disclaims beneficial ownership of such shares, except to the extent of his pro-rata interest therein.

 (4) Includes 49,999 shares of Series B preferred stock and 22,999 shares of Series C preferred stock held by entities affiliated with Sprout Group. Ms. La Porte, a director of the Company, is a general partner of the Sprout Group, an entity affiliated with Sprout Capital VI, Sprout Capital VII and DLJ Capital. Ms. La Porte shares the power to vote and control the disposition of shares held by Sprout Capital VI, Sprout Capital VII and DLJ Capital and therefore may be deemed to be the beneficial owner of such shares. Ms. La Porte disclaims beneficial ownership of such shares, except to the extent of her pro-rata interest therein.

(5) Includes 522,500 shares of Common Stock held by entities affiliated with INVESCO Trust Company.

(6) Includes 500,000 shares of Common Stock held by entities affiliated with WPG-Farber-Weber Fund.

(7) Includes 490,000 shares of Common Stock held by Lombard Odier & Cie as custodian. Lombard Odier & Cie disclaims beneficial ownership of such shares.

(8) Includes 450,000 shares of Common Stock held by entities affiliated with Mehta and Isaly.

(9) Includes 115,000 shares of Common Stock, 150,000 shares of Series B preferred stock and 150,000 shares of Series C preferred stock held by entities affiliated with Partech International.


                                      16.


(10) Consists solely of 40,000 shares of Series D preferred stock, which constitutes 100% of the shares of Series D preferred stock outstanding.

(11) Includes 400,000 shares of Common Stock held by entities affiliated with the Tisch Family Interests.

(12) Includes 36,000 shares of Series B preferred stock held by Asset Management Associates 1989 L.P. ("Asset 1989 L.P."). Mr. Taylor, a director of the Company, is a general partner of AMC Partners 89, which is the general partner of Asset 1989 L.P. Mr. Taylor shares the power to vote and control the disposition of shares held by Asset 1989 L.P. and therefore may be deemed to be the beneficial owner of such shares. Mr. Taylor disclaims beneficial ownership of such shares, except to the extent of his pro-rata interest therein.

(13) Includes 217,500 shares of Common Stock issuable upon exercise of Lynx stock options held by Dr. Eletr that are exercisable within 60 days.

(14) See Note 3 above. Common Stock amount also includes 17,721 shares held by Mr. Bowes.

(15) Includes 27,375 shares of Common Stock issuable upon exercise of Lynx stock options held by Sydney Brenner that are exercisable within 60 days.

(16) Includes 123,500 shares of Common Stock issuable upon exercise of Lynx stock options held by Dr. Geiser that are exercisable within 60 days. Also includes 4 shares of Common Stock held of record by Dr. Geiser's wife, as to which shares Dr. Geiser disclaims beneficial ownership.

(17) Includes 700 shares of Series B preferred stock and 300 shares of Series C preferred stock held by GC&H Investments, an investment partnership of which Mr. Kitch, a director of the Company, is a general partner. Also includes 1,985 shares of Common Stock and 5,833 shares of Common Stock issuable upon the exercise of Lynx stock options held by Mr. Kitch on behalf of GC&H Investments. Mr. Kitch shares the power to vote and control the disposition of such shares and therefore may be deemed to be the beneficial owner of such shares. Mr. Kitch disclaims beneficial ownership of such shares, except to the extent of his pro-rata interest therein.

(18) Includes 54,000 shares of Common Stock issuable upon exercise of Lynx stock options held by Dr. Macevicz that are exercisable within 60 days.

(19) Includes 40,000 shares of Common Stock issuable upon exercise of Lynx stock options held by Dr. Nikolich that are exercisable within 60 days.

(20) See Note 12 above. Includes 1,497 shares of Common Stock and 1,000 shares of Series C preferred stock held by Mr. Taylor.

(21) Includes 130,750 shares of Common Stock issuable upon exercise of Lynx stock options held by Dr. Zon that are exercisable within 60 days. Also includes 105 shares of Common Stock held of record by Dr. Zon's wife and 64 shares of Common Stock issuable upon exercise of Perkin Elmer Options held by Dr. Zon's wife that are fully vested and exercisable, as to which shares Dr. Zon disclaims beneficial ownership.

(22) Common Stock amount includes 1,839,980 shares of Series B and Series C preferred stock (Common Stock equivalent) held by entities affiliated with certain directors and 599,022 shares of Common Stock issuable upon exercise of the Company's stock options and Perkin Elmer stock options held by directors and officers that are exercisable within 60 days. See Notes 12 through 20 above.


Compliance With The Reporting Requirements Of Section 16(a)

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.


                                      17.

         To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company, during the calendar year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners were complied with.

Directors

         Directors are not compensated by the Company for service as directors.


                             EXECUTIVE COMPENSATION

Executive Officers

         The executive officers of the Company and certain information about them as of December 31, 1997 are listed below:

    Name                          Age     Company Positions
    ----                          ---     -----------------
    Sam Eletr, Ph.D.              58      Chief Executive Officer and
                                            Chairman of the Board
    Edward C. Albini              40      Chief Financial Officer and Secretary
    Timothy G. Geiser, Ph.D.      55      Vice President, Manufacturing
    Stephen C. Macevicz, Ph.D.    48      Vice President, Intellectual Property
    Karoly Nikolich, Ph.D.        49      Vice President, Research
    Gerald Zon, Ph.D.             52      Vice President, Medicinal Chemistry

         Sam Eletr, Ph.D., has served as Chairman of the Board of the Company since February 1992 and resumed the position of Chief Executive Officer of the Company in November 1996, a position he held from February 1992 through January 1996. In 1981, Dr. Eletr founded Applied Biosystems, Inc. ("ABI"), a manufacturer of instruments and consumables for life science research and related applications, now a wholly-owned subsidiary of Perkin Elmer Corporation, and served as Chairman of the Board of Directors and in various executive positions at ABI from its inception until March 1987. Dr. Eletr acted as a consultant to ABI from September 1990 until July 1992, during which time he undertook to assume the leadership of the Company.

         Edward C. Albini, has served as Chief Financial Officer of the Company since April 1997. He was elected Secretary of the Company in February 1998. From January 1983 to April 1997, Mr. Albini served in various financial management positions with Genentech, Inc., a biotechnology company ("Genentech"). His most recent role at Genentech was as the Director of Financial Planning and Analysis. Mr. Albini holds a BS degree in Accounting from Santa Clara University and an MBA degree from Walter A. Haas School of Business at the University of California at Berkeley. Mr. Albini is also a certified public accountant.

         Timothy G. Geiser, Ph.D., has served as Vice President, Manufacturing of Lynx since July 1992. Prior to that time, he was a Senior Scientist of ABI from May 1981 to July 1992, where he directed DNA chemistry and peptide chemistry R&D activities and later joined with Dr. Zon in 1987 to co-direct the establishment of the DNA Therapeutics Group which led to the formation of the Company. He received his Ph.D. in Organic Chemistry from Cornell University.

         Stephen C. Macevicz, Ph.D., joined the Company in September 1995 as Vice President, Intellectual Property. He was Senior Patent Attorney and chief patent counsel of ABI from 1992 to August 1995 and, prior to that, from 1986 to 1992, Patent Counsel of DNAX Research Institute of Molecular and Cellular Biology, a research subsidiary of Schering-Plough Corporation. He received his law degree from the University of California, Berkeley (Boalt Hall) in 1984 and his Ph.D. in Biophysics from the University of California, Berkeley in 1979.

         Karoly Nikolich, Ph.D., has served as Vice President, Research of the Company since November 1996 and was Vice President, Biological Research from October 1995 to November 1996. Prior to that time, he was a Senior Scientist and Head of the Neuroscience Research Program at Genentech from 1989 to 1995, and a scientist from 1985 to 1989. Dr. Nikolich established the neuroscience program at Genentech and is a widely published and


                                      18.

recognized expert in neurotropic factor research. After receiving his doctorate from Eotvos University of Budapest, he was a postdoctoral fellow at Tulane University and prior to joining Genentech, a visiting scientist at the Hormone Research Laboratory, University of California, San Francisco.

         Gerald Zon, Ph.D., has served as Vice President, Medicinal Chemistry and Head of Quality Control and Regulatory Affairs of Lynx since January 1993. Dr. Zon joined Lynx in July 1992. Prior to that time, he served as Senior Scientist at ABI from November 1986 to July 1992, and directed the Food and Drug Administration's Pharmacology Laboratory from 1981 to 1986. Dr. Zon received his Ph.D. in Organic Chemistry from Princeton University, and has over 200 publications in the areas of organic, medicinal and oligonucleotide chemistry.

Compensation Tables

         Summary Compensation Table. The following table sets forth, for the years ended December 31, 1997, 1996 and 1995, the compensation awarded or paid to or earned by the Company's Chief Executive Officer and its other four most highly compensated executive officers at December 31, 1997 (the "Named Executive Officers").

                                           Summary Compensation Table
                                                                               Long Term
                                                               Annual         Compensation       All Other
Name and Principal Position                        Year       Salary(1)        Options(#)     Compensation(2)
---------------------------                        ----       ---------        ----------     ---------------
Sam Eletr, Ph.D                                    1997       $196,131              --         $   --
   Chief Executive Officer and                     1996        176,121            32,500           --
   Chairman of the Board                           1995        170,484           105,000           --

Timothy G. Geiser, Ph.D                            1997        156,634(3)           --              750
   Vice President, Manufacturing                   1996        153,818              --              750
                                                   1995        142,674            60,000            750

Stephen C. Macevicz, Ph.D                          1997        155,886              --              750
   Vice President, Intellectual Property 1996                  144,505              --              750
                                                   1995         53,632(4)        106,000           --

Karoly Nikolich, Ph.D                              1997        155,889              --              750
   Vice President, Research                        1996        150,210            30,000            750
                                                   1995         37,085(5)         70,000           --

Gerald Zon, Ph.D                                   1997        156,610(6)           --              750
   Vice President, Medicinal Chemistry             1996        154,168              --              750
                                                   1995        143,130            60,000            750

(1)      Includes amounts earned but deferred at the election of the Named Executive  Officer pursuant to the Company's 401(k) Plan.
(2)      Contributions made by the Company to the Company's 401(k) Plan on behalf of such  employee.
(3)      Dr.  Geiser  resigned  from the  Company in January  1998,  in  connection  with the sale of the phosphorothioate antisense assets to Inex Pharmaceuticals Corporation.
(4)      Dr. Macevicz  joined the Company in September 1995. The 1995 annual salary  represents a partial year.
(5)      Dr.  Nikolich  joined the Company in October 1995.  The 1995 annual salary  represents a partial year.
(6)      Dr.  Zon  resigned  from  the  Company  in  January  1998,  in  connection  with the sale of the phosphorothioate antisense assets to Inex Pharmaceuticals Corporation.

         Except as disclosed above, no compensation characterized as long-term compensation, including restricted stock awards issued at a price below fair market value or long-term incentive plan payouts, were paid by the Company during the year ended December 31, 1997 to any of the Named Executive Officers.


                                       19.

Stock Option Information

         There were no grants of stock options to any of the Named Executive Officers in the Summary Compensation Table during the year ended December 31, 1997.

         The following table sets forth certain information concerning the number of options exercised by the Named Officers during the year ended December 31, 1997, and the number of shares covered by both exercisable and unexercisable stock options held by the Named Officers. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding options and the fair market value of the Company's Common Stock as of December 31, 1997 ($16.25 per share).

                 Aggregated Option Exercises in the Year Ended December 31, 1997 and Option Values

                                                              Number of                 Value of Unexercised
                                                          Unexercised Options         In-the-Money Options at
                        Shares                              at Year-End                     Year-End (1)
                      Acquired on       Value        ----------------------------     ----------------------------
       Name            Exercise      Realized(1)     Exercisable   Unexercisable     Exercisable    Unexercisable
       ----            --------      -----------     -----------   -------------     -----------    -------------
Sam Eletr                --          $  --             185,000         32,500        $2,621,250       $478,075
Timothy G. Geiser        --             --             123,500             --         1,771,025             --
Stephen C. Macevicz      --             --              54,000             --           856,650             --
Karoly Nikolich          --             --              40,000             --           495,000             --
Gerald Zon               --             --             130,750             --         1,883,613             --

(1) Based on the fair market value of the Company's Common Stock at December 31, 1997 ($16.25), minus the exercise price of the option, multiplied by the number of shares underlying the options.


                      REPORT OF THE COMPENSATION COMMITTEE1

General

         The Company became a public reporting company in December l993, when the Company registered its Common Stock and Series A preferred stock under the Exchange Act, and the Compensation Committee of the Board of Directors was established in March l994. Accordingly, the Compensation Committee made the primary compensation determinations for the Company's officers during the year ended December 31, 1997, including the establishment of base salaries, consideration of bonuses and stock option grants. During 1997, the members of the Compensation Committee included Kathleen La Porte and Craig Taylor. The Compensation Committee has provided the following with respect to the compensation of executive officers during the year ended December 31, 1997:

Compensation Philosophy

         The Company and its Compensation Committee believe that the compensation of all employees, including executive officers, must be sufficient to attract and retain highly qualified personnel and that the Company must align compensation with short-term and long-term business strategies and performance goals. The current compensation philosophy is to emphasize stockholder value linked with incentives such as stock options over salary increases. The basic elements of executive officer compensation are as follows:

         Salary. To insure that its compensation practices remain competitive, the Company compares its compensation of executives with that of executives of other companies of similar industry, size and geographic location. Salary increases are generally granted on an annual basis and are based on both individual performance and the standard percentage of salary increases granted to other employees.

-------------------------------
1 The Material in this report is not "soliciting material", is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

                                      20.

         Bonuses. During 1997, the Compensation Committee did not consider bonuses when establishing executive compensation, focusing instead on base salary and long-term incentives as the primary compensation vehicles appropriate to the early stages of the Company's development. As part of its general compensation philosophy, however, the Company believes that executive performance may be maximized via a system of annual incentive awards and the Company may consider such awards in the future.

         Long-term Incentives. The Company believes that equity ownership provides significant motivation to executive officers to maximize value for the Company's stockholders. The Compensation Committee grants stock to executive officers and other key employees based on a variety of factors, including the financial performance of the Company and assessment of personal performance. Through stock option grants, executives receive significant equity incentives to build long-term stockholder value. The exercise price of options generally is 100% of the fair market value as quoted on The Nasdaq Stock Market on the date of grant. Employees receive value from these grants only if the Common Stock appreciates in the long term.

         Employment  and  Severance  Agreements.   The  Company  does  not  have
employment or severance agreements with any of its officers or employees.

Chief Executive Officer Compensation

         Dr. Eletr's compensation was established in accordance with the criteria described above and was determined by the Board primarily on the basis of the salary received by Dr. Eletr in 1996 and pursuant to discussions between the Board and Dr. Eletr, with particular consideration given to Dr. Eletr's equity ownership position in the Company. In establishing compensation, the Board was mindful of the near complete dependence on Dr. Eletr for the success and direction of the Company given its early stage of operation as an independent entity. Because of his ownership position in the Company, the salary established by the Board may not reflect a salary that would otherwise be required to competitively compensate and retain Dr. Eletr and may not be indicative of future compensation.

Certain Tax Considerations

         Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The Board has not yet established a policy for determining which forms of incentive compensation awarded to executive officers shall be designed to qualify as performance based compensation.

         From the members of the Compensation Committee:

                  Kathleen La Porte
                  Craig Taylor

Performance Measurement Comparison

         The Common Stock was subject to certain restrictions on transfer as set forth in the Company's By-laws, which restrictions expired on September 30, 1994. The Company listed its Common Stock on The Nasdaq Stock Market on December 30, 1997. The Company has not included a Performance Measurement Graph in this proxy statement because such graph with one day of trading in calendar year 1997, will not provide meaningful information to the Company's stockholders.

Compensation Committee Interlocks and Insider Participation

         The Company's Compensation Committee was established in March 1994. There were no officers or employees of the Company who participated in deliberations of the Company's Compensation Committee concerning executive officer compensation during the year ended December 31, 1997.


                                      21.

Certain Relationships and Related Transactions

         In 1992, Applied Biosystems, a division of Perkin Elmer ("ABI"), distributed all but an aggregate of 299,800 shares of the Lynx Common Stock it held to its shareholders (the "Distribution"). In connection with this transaction, Lynx granted ABI an option to purchase up to 215,900 shares of Lynx Common Stock at $0.10 per share which, prior to October 1996, could only be exercised by ABI in connection with the distribution by ABI of Lynx stock to its option holders upon the exercise of ABI stock options outstanding as of the date of the Distribution. In September 1997, the option expired and the remaining shares were canceled.

         In October 1995, the Company entered into a full-recourse loan agreement with Karoly Nikolich, Ph.D., Vice President-Research of the Company. A note receivable of $210,000 was issued under a stock purchase agreement for the purchase of 60,000 shares of Common Stock whereby all the shares issued under the agreement are pledged as collateral. The outstanding principal amount is due and payable in full in October 2000, subject to an obligation to prepay under specified circumstances. Interest is payable upon the expiration or termination of the note and accrues at the rate of 6.38% per annum.

         In April 1997, the Company entered into a full-recourse loan agreement with Edward C. Albini, Chief Financial Officer and Secretary of the Company. A note receivable of $250,000 was issued under a stock purchase agreement for the purchase of 50,000 shares of Common Stock whereby all the shares issued under the agreement are pledged as collateral. The outstanding principal amount is due and payable in full in April 2002, subject to an obligation to prepay under specified circumstances. Interest is payable upon the expiration or termination of the note and accrues at the rate of 6.49% per annum.

         For legal services rendered during the calendar year ended December 31, 1997, the Company paid approximately $228,449 to Cooley Godward LLP, the Company's counsel, of which Mr. Kitch, a director of the Company, is a partner.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                            By Order of the Board of Directors





                                                     Edward C. Albini
                                    Secretary


April 13, 1998


         A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the period ended December 31, 1997, is available without charge upon written request to: Investor Relations, Lynx Therapeutics, Inc., 3832 Bay Center Place, Hayward, California 94545.


                                      22.

                             LYNX THERAPEUTICS, INC.
                             1992 STOCK OPTION PLAN

                              Adopted July 1, 1992
                            Amended February 26, 1998
                    Approved by the Stockholders ____________


1.       PURPOSES.

         (a) The purpose of the Plan is to provide a means by which selected Employees of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

         (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees of or Consultants to the Company, to secure and retain the services of new Employees and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.       DEFINITIONS.

         (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Code" means the Internal Revenue Code of 1986, as amended.

         (d) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

         (e) "Company" means Lynx Therapeutics Inc., a Delaware corporation.

         (f) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

         (g) "Continuous Status as an Employee or Consultant" means the employment or relationship as a Consultant is not interrupted or terminated by the Company or any Affiliate. The Board, in its sole discretion, may determine whether Continuous Status as an Employee or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or
(ii) transfers between locations of the Company or between the Company, Affiliates or its successor.


                                       1.

         (h) "Covered  Employee" means the chief executive  officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

         (i)  "Director" means a member of the Board.

         (j)  "Disability"  means total and  permanent  disability as defined in
Section 22(e)(3) of the Code.

         (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (m) "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

                  (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                  (ii) If the common stock is quoted on the Nasdaq System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the high bid and high asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                  (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

         (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (o) "Non-Employee  Director" means a Director of the Company who either
(i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

         (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

         (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (r) "Option" means a stock option granted pursuant to the Plan.


                                       2.

         (s) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

         (t) "Optioned Stock" means the common stock of the Company subject to an Option.

         (u) "Optionee" means an Employee or Consultant who holds an outstanding Option.

         (v) "Outside Director" means a Director of the Company who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the
Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

         (w) "Plan" means this 1992 Stock Option Plan.

         (x) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

3.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (i) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how the Option shall be granted; whether the Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

                  (ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                  (iii) To amend the Plan as provided in Section 11.

         (c)      Delegation to Committee.

                  (i) General. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The
Board may abolish the Committee at any time and revest in the Board the administration of the Plan.


                                       3.

                  (ii) Committee Composition when Common Stock is Publicly Traded. At such time as the common stock of the Company is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors, the authority to grant Options to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Options to eligible persons who are not then subject to Section 16 of the Exchange Act.

4.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate Four Million (4,000,000) shares of the Company's common stock less any shares of the Company's common stock remaining outstanding which were originally issued to employees, officers or directors of, or consultants to, the Company pursuant to stock purchase agreements or similar compensatory arrangements approved by the Company's Board of Directors. If any Option shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such Option shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.       ELIGIBILITY.

         (a)  Incentive   Stock  Options  may  be  granted  only  to  Employees.
Nonstatutory Stock Options may be granted only to Employees or Consultants.

         (b) No person shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

         (c) Section 162(m) Limitation. Subject to the provisions of Section 10 relating to adjustments upon changes in stock, no employee shall be eligible to be granted Options covering more than Five Hundred Thousand (500,000) shares of the common stock of the Company during any calendar year.

6.       OPTION PROVISIONS.

         Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

         (a) Term. No Option shall be  exercisable  after the  expiration of ten
(10) years from the date it was granted.

         (b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the fair market value of the stock subject to the Option on the date the Option is granted.


                                       4.

         (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (c) in any other form of legal consideration that may be acceptable to the Board.

         In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee.

         (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

         (f) Securities Law Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

         (g) Termination of Employment or Relationship as a Consultant. In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Board, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the case of an Incentive Stock Option, the Board shall determine such period of time (in no event to exceed three (3) months from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.


                                       5.

         (h)  Disability  of  Optionee.  In the event an  Optionee's  Continuous
Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within twelve
(12) months from the date of such termination (or such shorter period specified in the Option Agreement), and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

         (i) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (or such shorter period specified in the Option Agreement) (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

         (j) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

         (k) Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

7.       COVENANTS OF THE COMPANY.

         (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.       USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.


                                       6.

9.       MISCELLANEOUS.

         (a) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

         (b) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Consultant of any Employee, Consultant or Optionee with or without cause.

         (c) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

10.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan or subject to any Option without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

         (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation or (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise then to the extent permitted by applicable law: (i) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then such Options shall be terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any Options outstanding under the Plan shall terminate if not exercised prior to such event.

11.      AMENDMENT OF THE PLAN.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

         (b) The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.


                                       7.

         (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

         (d) Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

12.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on March 11, 2006. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

13.      EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.


                                       8.

                            LYNX THERAPEUTICS, INC.

                        1998 EMPLOYEE STOCK PURCHASE PLAN

                            Adopted February 26, 1998
                Approved by the Stockholders on ___________, 1998

1.       PURPOSE.

         (a) The purpose of this 1998 Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of Lynx Therapeutics, Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a committee as provided in subparagraph 2(c). Whether or not the Board has delegated administration the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

                  (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

                  (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                  (iv) To amend the Plan as provided in paragraph 13.

                  (v) Generally, to exercise such powers and to perform such acts as the Board or the Committee deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.


                                       1.

         (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The
Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate two hundred thousand (200,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.       GRANT OF RIGHTS; OFFERING.

         (a) The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

         (b) If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised.

5.       ELIGIBILITY.

         (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

         (b) The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the


                                       2.

Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

                  (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

                  (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

                  (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

         (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

         (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

         (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board or the Committee may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.       RIGHTS; PURCHASE PRICE.

         (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding ten percent (10%) of such employee's Earnings (as by the Board for each Offering) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

         (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.


                                       3.

         (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

                   (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

                   (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.       PARTICIPATION; WITHDRAWAL; TERMINATION.

         (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings (as defined by the Board for each Offering) during the Offering. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

         (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's right to acquire Common Stock under that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

         (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of a participant's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

         (d) Rights granted under the Plan shall not be transferable by a participant other than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14, and during a participant's lifetime, shall be exercisable only by such participant.

8.       EXERCISE.

         (a) On each date specified therefor in the relevant Offering ("Purchase Date"), each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. Unless otherwise provided for in the applicable Offering, no fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from


                                       4.

such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account on the final Purchase Date of an Offering after the purchase of shares which is equal to or in excess of the value of one whole share of common stock shall be distributed in full to the participant after such Purchase Date, without interest.

         (b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.       COVENANTS OF THE COMPANY.

         (a) During the terms of the rights granted under the Plan, the Company shall at all times keep available as authorized but unissued shares that number of shares of stock required to satisfy such rights.

         (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.      USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock to participants pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.      RIGHTS AS A STOCKHOLDER.

         A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shares acquired upon exercise of rights hereunder are recorded in the books of the Company (or its transfer agent).


                                       5.

12.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

         (b) In the event of: (1) a dissolution  or  liquidation of the Company;
(2) a  merger  or  consolidation  in  which  the  Company  is not the  surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, as determined by the Board in its sole discretion (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13.      AMENDMENT OF THE PLAN.

         (a) The Board or the Committee at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment if such amendment requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act.

         (b) The Board or the Committee may amend the Plan in any respect the Board or the Committee deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

         (c) Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14.      DESIGNATION OF BENEFICIARY.

         (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.


                                       6.

         (b) Such designation of beneficiary may be changed by the participant at any time by written notice in the form prescribed by the Company. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board or the Committee in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

16.      EFFECTIVE DATE OF PLAN.

         The Plan  shall  become  effective  upon  adoption  by the  Board  (the
"Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, which date may be prior to the Effective Date.